NEWS RELEASE
WRIT Washington Real Estate Investment Trust

CONTACT:                                              6110 Executive Boulevard                           Listed:  NYSE
Marie Donohue                                                 Suite 800                            Trading Symbol: WRE
Executive Assistant                                      Rockville, MD 20852                     Newspaper Quote: WRIT
Direct Dial: 301-255-0802                                 Tel 301-984-9400                                www.writ.com
E-Mail: mdonohue@writ.com                                 Fax 301-984-9610                                ------------
        -----------------


FOR IMMEDIATE RELEASE                                                                                February 21, 2002
Page 1 of 8

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                    2001 EPS Up 9.5%, FFO Per Share Up 9.5%


Washington Real Estate Investment Trust (WRIT) reported the following results today:

                                                            2001                   2000                   % Change
                                                            ----                   ----                   --------
Earnings Per Share                                         $ 1.38                 $ 1.26                    9.5%
Funds from Operations Per Share                            $ 1.96                 $ 1.79                    9.5%
Funds Available for Distribution Per Share                 $ 1.55                 $ 1.24                   25.0%

(Details regarding the above amounts are contained in the following pages. All amounts are fully diluted per share amounts.)

Edmund B. Cronin, Jr. Chairman, President and CEO, stated, "Though the economy continues to weaken WRIT has been able to weather the storm and produce relatively strong growth." He also noted, "WRIT has no off balance sheet investments or commitments for real estate, high technology or any other type of venture. Furthermore, WRIT is not exposed to any speculative development risks."

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 58 properties consisting of 10 retail centers, 23 office properties, 16 industrial and 9 multifamily properties.

WRIT's streak of 36 consecutive years of increased earnings per share and 29 consecutive FFO per share growth spans 4 recessions. WRITS's dividends have increased every year for 32 consecutive years. During these 32 years, WRIT's dividends have increased 36 times, a record unmatched by any other publicly traded real estate investment trust. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in this press release and the supplemental disclosures attached hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors included, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather, conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

FOR IMMEDIATE RELEASE
Page 2 of 8


                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                             FINANCIAL HIGHLIGHTS
                     (In thousands, except per share data)

                                                                Quarter Ended December 31,         Twelve Months Ended December 31,
OPERATING RESULTS                                                2001               2000              2001                2000
-----------------------------------------------               ----------         ----------        -----------         ----------
Real estate rental revenue                                   $  37,807          $   35,211        $  148,424          $    134,732
Real estate expenses                                           (10,343)             (9,636)          (42,147)              (38,316)
                                                             -----------        ------------      -------------       -------------
                                                                27,464              25,575           106,277                96,416
Real estate depreciation and amortization                       (7,041)             (5,833)          (26,735)              (22,723)
                                                             -----------        ------------      -------------       -------------
Income from real estate                                         20,423              19,742            79,542                73,693

Other income                                                       435                 264             1,686                   943
Interest expense                                                (6,893)             (6,735)          (27,071)              (25,531)
General and administrative                                      (1,559)             (1,774)           (6,100)               (7,533)
                                                             -----------        ------------      -------------       -------------

Income before gain on sale of real estate                       12,406              11,497            48,057                41,572

Gain on sale of real estate                                          -                   -             4,296                 3,567
                                                             -----------        ------------      -------------       -------------

Net Income                                                      12,406              11,497            52,353                45,139
                                                             ===========        ============      =============       =============

Gain on Sale of Real Estate                                          -                   -            (4,296)               (3,567)
Divestiture Sharing Distribution                                     -                   -              (537)                    -
Real estate depreciation and amortization                        7,041               5,833            26,735                22,723
                                                             -----------        ------------      -------------       -------------

Funds From Operations                                           19,447              17,330            74,255                64,295
                                                             ===========        ============      =============       =============

Tenant Improvements                                               (578)             (1,323)           (3,186)               (6,342)
Recurring Capital Improvements                                  (2,676)             (2,156)           (7,011)               (7,402)
Leasing Commissions Capitalized                                   (306)               (330)           (1,001)               (2,087)
Acquisition Capital Improvements                                (1,547)               (570)           (3,528)               (1,950)
Expansions                                                        (794)                  -              (794)               (1,147)
Straight Line Rents, Net of Reserve                               (550)               (670)           (2,352)               (2,469)
Non Real Estate Depreciation & Amortization                        449                 436             1,789                 1,723
Divestiture Sharing Distribution                                     -                   -               537                     -
                                                             -----------        ------------      -------------       -------------

Funds Available for Distribution                             $  13,445          $  $12,717        $   58,709          $     44,621
                                                             ===========        ============      =============       =============

Per Share Data
---------------

Income before gain on real estate               (Basic)          $0.32               $0.32             $1.28                 $1.16
                                                (Diluted)        $0.32               $0.32             $1.27                 $1.16

Net Income                                      (Basic)          $0.32               $0.32             $1.39                 $1.26
                                                (Diluted)        $0.32               $0.32             $1.38                 $1.26

Funds From Operations                           (Basic)          $0.50               $0.48             $1.97                 $1.80
                                                (Diluted)        $0.50               $0.48             $1.96                 $1.79

Funds Available for Distribution                (Basic)          $0.35               $0.36             $1.56                 $1.25
                                                (Diluted)        $0.34               $0.35             $1.55                 $1.24

Dividends paid                                                 $0.3325             $0.3125           $1.3100               $1.2300

Weighted average shares outstanding                         38,748,217          35,736,723        37,673,693            35,734,530
Fully diluted weighted average shares outstanding           39,056,824          36,027,658        37,950,613            35,872,366

Washington Real Estate Investment Trust
Q4 2001 Supplemental Disclosures
Page 3 of 8

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                          CONSOLIDATED BALANCE SHEETS
                   (In thousands, except per share amounts)

                                                                          December 31,       December 31,
                                                                              2001               2000
                                                                          ------------       ------------
Assets
    Real estate, at cost                                                    $774,586            $698,513
    Accumulated depreciation                                                (122,625)           (100,906)
                                                                          ------------       ------------
                   Total investment in real estate, net                      651,961             597,607
    Cash and cash equivalents                                                 26,441               6,426
    Rents and other receivables, net of allowance for doubtful
      accounts of $1,993 and $1,743, respectively                             10,523               9,795
    Prepaid expenses and other assets                                         19,010              19,587
                                                                          ------------       ------------
                    Total Assets                                            $707,935            $633,415
                                                                          ============       ============

Liabilities
    Accounts payable and other liabilities                                   $13,239             $13,048
    Advance rents                                                              3,604               3,269
    Tenant security deposits                                                   6,148               5,624
    Mortgage notes payable                                                    94,726              86,260
    Notes payable                                                            265,000             265,000
                                                                          ------------       ------------
                    Total Liabilities                                        382,717             373,201
                                                                          ------------       ------------

Minority interest                                                              1,611               1,558
                                                                          ------------       ------------

Shareholders' Equity
    Shares of beneficial interest, $.01 par value; 100,000
     shares authorized: 38,829 and 35,740 shares issued
     and outstanding, respectively                                               388                 357
    Additional paid-in capital                                               323,219             258,299
                                                                          ------------       ------------
                    Total Shareholders' Equity                               323,607             258,656
                                                                          ------------       ------------
                    Total Liabilities and Shareholders' Equity              $707,935            $633,415
                                                                          ------------       ------------

Washington Real Estate Investment Trust
Q4 2001 Supplemental Disclosures
Page 4 of 8


WRIT's FFO Per Share Growth has averaged 230 basis points greater than the REIT
-------------------------------------------------------------------------------
Industry average over the last 5 quarters
-----------------------------------------

As reflected in the following graph WRIT's FFO per share growth, as compared to the corresponding quarter in the preceding calendar year, continues to outperform the industry.

                               WRIT        REIT INDUSTRY*
                               ----        -------------
                Q4 2000         6.7%            7.5%
                Q1 2000        11.9%            6.9%
                Q2 2001        11.4%            5.7%
                Q3 2001         8.7%            5.1%
                Q4 2001         4.2%            N/A
                Average         8.6%            6.3%


* REIT industry data for Q4 2000 - Q3 2001 is actual FFO per share growth per Credit Suisse First Boston Equity REIT Research. Q4 2001 industry date is not yet available and, therefore, the industry average is the average over Q4 2000 - Q3 2001.


Core Portfolio Operating Income (NOI) Growth and Rental Rate Growth - Q4 2001
-----------------------------------------------------------------------------
vs. Q4 2000
-----------

                                        Including Straight Line Rents               Excluding Straight Line Rents
                                        -----------------------------               -----------------------------
                                                          Rental Rate                                  Rental Rate
         Sector                         NOI Growth             Growth               NOI Growth              Growth
         ------                         ----------             ------               ----------              ------
Multifamily                                   0.6%               5.9%                     0.6%                5.9%
Office Buildings                              2.7%               4.7%                     3.8%                6.3%
Retail Centers                                5.9%              12.0%                     4.8%               11.8%
Industrial Centers                            2.9%               0.5%                     1.7%                0.5%
                                              ----               ----                     ----                ----

Overall Core Portfolio                        2.8%               5.3%                     3.0%                6.1%

Core portfolio operating expenses increased 1.8% in Q4 2001 vs Q4 2000.

Washington Real Estate Investment Trust
Q4 2001 Supplemental Disclosures
Page 5 of 8

Core Portfolio & Overall Occupancy Levels by Sector
---------------------------------------------------

                                              Core Portfolio                     All Properties
                                              --------------                     --------------
                                          4th QTR       4th QTR              4th QTR       4th QTR
Sector                                     2001          2000                 2001          2000
                                           ----          ----                 ----          ----
Multifamily                                93.7%          96.1%               93.7%          96.1%
Office Buildings                           96.0%          97.7%               96.4%          97.5%
Retail Centers                             96.3%          97.3%               96.3%          97.3%
Industrial Centers                         95.6%          98.1%               96.0%          98.1%
                                           -----          -----               -----          -----

Overall Portfolio                          95.5%          97.4%               95.8%          97.3%


WRIT's Core Portfolio NOI Growth has averaged 110 basis points greater than the
-------------------------------------------------------------------------------
REIT Industry average over the last 5 quarters
----------------------------------------------

As reflected in the following graph WRIT's core portfolio NOI growth, as compared to the corresponding quarter in the preceding calendar year, continues to outperform the industry.

                                WRIT        REIT INDUSTRY*
                                ----        -------------
                Q4 2000         8.2%            6.8%
                Q1 2001         8.7%            6.1%
                Q2 2001         8.2%            5.9%
                Q3 2001         6.5%            4.3%
                Q4 2001         2.8%            N/A
                Average         6.9%            5.8%


*REIT Industry Same Store NOI growth data is per Salomon Smith Barney Equity REIT Research. Q4 2001 industry data is not yet available and, therefore, the industry average is the average over Q4 2000-Q3 2001.

Washington Real Estate Investment Trust
Q4 Supplemental Disclosures
Page 6 of 8

Straight-line Rents
-------------------

The following disclosure is provided to improve comparability between Q4 2001 and prior quarters (all amounts except per share amounts are in $000's):

                                                   Including Straight Line Rents              Excluding Straight Line Rents
                                                   -----------------------------              -----------------------------
                                                     4th QTR            4th QTR                4th QTR            4th QTR
                                                       2001              2000                    2001               2000
                                                       ----              ----                    ----               ----
Straight Line Rent, Net                              $    550          $    670                    N/A                  N/A
FFO                                                  $ 19,447          $ 17,330               $ 18,897             $ 16,660
FFO Per Share                                        $  0.498          $  0.481               $  0.484             $  0.462
FFO Per Share Growth - Nominal                          3.51%                                    4.63%
FFO Per Share Growth - Rounded                          4.17%                                    4.35%
Core Portfolio Operating Income
(NOI) Growth                                             2.8%                                     3.0%


Q4 2001 Commercial Leasing Activity
-----------------------------------

In Q4 2001, WRIT executed leases for 362,000 square feet of commercial space at a weighted average increase over the prior rent in place of 33.1% on a cash basis and 40.9% straight-line basis. Details by sector are as follows:

                                    Cash Basis      Cash Basis
                                     Previous           New         Cash Basis     Straight-Line
    Sector         Square Feet       Face Rent       Face Rent      % Increase      % Increase
    ------         -----------       ---------       ---------      ----------      ----------
Office                189,556         $ 22.76         $ 27.94          22.8%             28.4%
Retail *               66,307            3.75           13.93         271.8%            319.4%
Industrial            106,089            7.94            9.17          15.4%             22.7%
                     --------         -------         -------        -------           -------

Overall               361,952         $ 14.93         $ 19.87          33.1%             40.9%


                    Avg Term        Avg Tenant
    Sector            Years           Imp/SF
    ------            -----           ------

Office                  5.0          $ 6.96
Retail                   14               -
Industrial              2.2            0.23
                    -------        --------

Overall                 6.0          $ 3.71

Washington Real Estate Investment Trust
Q4 2001 Supplemental Disclosures
Page 7 of 8

Acquisitions
------------

On November 1, 2001 WRIT acquired Sullyfield Commercial Center, a two building industrial complex in Chantilly, VA for $21.6 million. Sullyfield Commerce Center contains 248,000 rentable square feet and is 100% leased.

Dispositions
------------

There were no dispositions for the quarter ended December 31, 2001.

Capital Improvements Summary
----------------------------

During Q4 2001, WRIT invested $5.6 million in real estate capital improvements. A breakdown of these improvements is as follows (in $000's):

Accretive Capital Improvements
         Acquisition Related                                                         $ 1,547
         Expansions                                                                      794
         Tenant Improvements                                                             578
                                                                                  ----------
Total Accretive Capital Improvements                                                   2,919
         Recurring Capital Improvements                                                2,676
                                                                                  ----------
Total Capital Improvements                                                           $ 5,595
Leasing Commissions Capitalized                                                      $   306

December 31, 2001 Debt Summary
------------------------------

At December 31, 2001, WRIT's debt was as follows (in $millions):

                                                                Weighted  Avg           Weighted Avg
                                             Amount             Maturity (Yrs)          Interest Rate
                                             ------             --------------          --------------
Secured                                      $  94.7                   5.8                   6.8%

Senior Notes & MTN's                         $ 265.0                   8.1                   7.4%
                                             -------

Subtotal                                     $ 359.7

Line of Credit*                              $     -                     -
                                             -------               -------                ------

Total Debt and Total Weighted Average        $ 359.7                   7.5                   7.4%


*WRIT's Lines of Credit total $75 million of capacity at LIBOR +70bp.
No more than $60 million of debt matures in any one year and less than $1 million matures in each year until 2003.

Washington Real Estate Investment Trust
Q4 2001 Supplemental Disclosures
Page 8 of 8


Supplemental Debt Information at December 31, 2001
--------------------------------------------------

Debt to Total Market Capitalization:                  27.0%

Earnings to Fixed Charges:                            3.67x

Debt Service Coverage Ratio:                          3.67x


REIT Industry Issues
--------------------

In light of recent issues raised in the REIT industry, WRIT makes the following disclosures:

1. WRIT has no non-income producing land held for development and no speculative construction in process.
2. WRIT has only one theatre lease in its portfolio. This lease runs through 6/30/02 at rent that WRIT estimates to be less than 1/3 of current market rent.
3. WRIT has no capital investments in technology ventures or companies, nor any other off balance sheet activities.


Conference Call Information
---------------------------

WRIT will conduct a Conference Call to discuss 4th Quarter Earnings on Friday, February 22, 2002 at 11:00 AM, Eastern Time. Conference call access information is as follows:


USA Toll Free Number:                       888-780-9649
International Toll Number:                  212-547-0410
Pass Code:                                  Washington REIT
Leader:                                     Sara Grootwassink

The replay of the Conference Call will be available for two weeks, commencing one hour after the Conference Call and concluding on March 8, 2002 at 5:00 PM Eastern Time. Instant Replay access information is as follows:

USA Toll Free Number:                       800-839-4838
International Toll Number:                  402-220-5089

The live on-demand webcast of the Conference Call will also be available on WRIT's website at www.writ.com. The on-line playback of the webcast will be
                  ------------
available at www.writ.com for 30 days following the Conference Call.
             ------------